Exhibit 10.2

Execution Version
LIMITED CONSENT TO CREDIT AGREEMENT

THIS LIMITED CONSENT TO CREDIT AGREEMENT, dated as of September 10, 2024 (this “Limited Consent”), is by and among the Term Lenders identified on the signature pages hereof (each of such Term Lenders together with its successors and permitted assigns, a “Required Lender” and, collectively, the “Required Lenders”), HPS INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as administrative agent and collateral agent for the Term Lenders (in such capacity, together with its successors and assigns in such capacity, “Term Agent”), MediaCo Holding Inc, an Indiana corporation (“MediaCo”), and each other person party hereto that are designated as “Borrowers” (collectively with MediaCo, the “Borrowers” and each a “Borrower”).  Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Term Agent, the Term Lenders and the Borrowers have entered into financing arrangements pursuant to which the Term Lenders have made loans and advances and provided other financial accommodations to the Borrowers as set forth in that certain Second Lien Term Loan Credit Agreement, dated as of April 17, 2024 (as amended, restated, amended and restated, supplemented and otherwise modified prior to the date hereof, the “Credit Agreement”) and the other Loan Documents;

WHEREAS, pursuant to that certain First Amendment and Limited Consent to Credit Agreement, dated as of the date hereof, by and among the Borrowers, WhiteHawk Capital Partners LP, as First Lien Agent and the lenders party thereto (the “First Lien Amendment”), the Borrowers have requested that the First Lien Term Loan Agreement be amended to, among other things, (x) provide commitments for the First Amendment Delayed Draw Term Loans (as defined in the First Lien Amendment), which First Amendment Delayed Draw Term Loans shall be guaranteed by Standard General GP LLC (the “SG Guarantor”), a non-Loan Party, under that certain Guaranty Agreement, dated as of the date hereof in favor of the First Lien Agent (as amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “SG Guaranty”) and (y) allow repayment of the Emmis Subordinated Note (i) upon the scheduled maturity date thereof in cash or (ii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, prior to the scheduled maturity date of the Emmis Note, with Net Proceeds received in connection with the ATM Offering (as defined in the First Lien Amendment)  or otherwise with cash of the Borrowers (the foregoing clauses (i) and (ii), the “Emmis Note Repayment”);

WHEREAS, Section 5.5(g) of the Credit Agreement prohibits Indebtedness of the Loan Parties incurred under the First Lien Term Loan Agreement from being guaranteed by any Person that is not a Loan Party;

WHEREAS, Section 5.10(b) of the Credit Agreement prohibits repayment of the Emmis Subordinated Note unless such payment is made in full in cash upon the maturity date thereof;

WHEREAS, the Borrowers have requested that the Term Lenders consent to the SG Guaranty and the transactions contemplated thereunder in connection with the incurrence by the Borrowers of the First Lien Delayed Draw Term Loans and the Emmis Note Repayment and waive Section 5.5(g) with respect to such SG Guaranty and Section 5.10(b) with respect to the Emmis Note Repayment (such consent, the “Specified Consent”).

WHEREAS, Term Lenders and Term Agent have agreed to provide the Specified Consent on the terms set forth herein;

WHEREAS, Section 8.1 of the Credit Agreement provides that, among other things, that the Borrowers and the Term Lenders, constituting at least the Required Lenders, may waive certain requirements and/or consent to certain deviations therefrom under the Credit Agreement and the other Loan Documents in writing; and

WHEREAS, by this Limited Consent, Term Agent, Required Lenders and each Borrower intend to evidence and effect such Specified Consent;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.          Interpretation.  For purposes of this Limited Consent, all terms used herein which are not otherwise defined herein, including, but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

2.          Limited Consent.  Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties set forth in Section 3 below, Term Agent and Term Lenders, constituting the Required Lenders, hereby agree to provide the Specified Consent.  The foregoing is a limited consent and nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as modified hereby.  This is a limited consent and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Term Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

3.           Representations and Warranties.  Each Loan Party, jointly and severally, hereby:

(a)          reaffirms all representations and warranties made to Term Agent and Lenders under the Credit Agreement and all of the other Loan Documents and confirms that all are true and correct in all material respects as of the date hereof except to the extent that (i) such representations or warranties are qualified by a materiality standard, in which case they shall be true and correct in all respects and (ii) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (or, if such representations or warranties are qualified by a materiality standard, in all respects as of such earlier date));

(b)          reaffirms all of the covenants contained in the Credit Agreement;

(c)           represents and warrants that no Default or Event of Default has occurred and is continuing;

(d)          represents and warrants that the execution, delivery and performance by each Loan Party of this Limited Consent and the consummation of the transactions contemplated hereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (i) the charter or by-laws or other organizational or governing documents of such Loan Party or (ii) any law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (ii), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect;

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(e)        represents and warrants that no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery and performance by any Loan Party of any Loan Document to which it is a party that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect; and

(f)           represents and warrants that this Limited Consent has been duly executed and delivered by each Loan Party thereto.  This Limited Consent will constitute upon execution, the legal, valid and binding obligation of each Loan Party thereto enforceable against such Loan Party in accordance with its respective terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.          Conditions Precedent.  This Limited Consent shall be effective upon the satisfaction of each of the following conditions precedent (the “Consent Effective Date”):

(a)         Term Agent shall have received counterparts of this Limited Consent, duly authorized, executed and delivered by Borrowers, Term Agent and the Term Lenders;

(b)           Term Agent shall have received a duly executed copy of the First Lien Amendment;

(c)           No Default or Event of Default shall have occurred and be continuing; and

(d)         The Borrowers shall have reimbursed the Term Agent, for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

5.           General.

(a)       Effect of this Limited Consent.  Except as expressly provided herein, no other consents, waivers, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

(b)          Expenses.  Borrower agrees to pay on demand all expenses of Term Agent and Term Lenders in connection with the administration of this Limited Consent in accordance with Section 8.5 of the Credit Agreement.

(c)          Governing Law.  This Limited Consent shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

(d)          Submission to Jurisdiction; Service of Process; Waiver of Jury Trial.  SECTIONS 8.18 AND 8.19 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS LIMITED CONSENT MUTATIS MUTANDIS AND SHALL APPLY HERETO AS IF ORIGINALLY MADE A PART HEREOF.

(e)          Binding Effect.  This Limited Consent shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.

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(f)         Counterparts, etc.  This Limited Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Limited Consent by telecopier or by electronic transmission of a pdf formatted counterpart shall be effective as delivery of a manually executed counterpart of this Limited Consent.

(g)           Loan Document.  This Limited Consent constitutes a Loan Document.

(h)       Reaffirmation.  Each of the undersigned Loan Parties acknowledges (i) all of its Obligations under the Credit Agreement and each other Loan Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Loan Documents are reaffirmed and remain in full force and effect after giving effect to this Limited Consent, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the Obligations and (iv) the execution of this Limited Consent shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of Term Agent or any Term Lender, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

(i)           Release.  In consideration of the agreements of Term Agent and Term Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Term Agent and Term Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, Term Agents and other representatives (Term Agent, each Term Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever of every name and nature, known as of the date of this Limited Consent, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Limited Consent, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Consent to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:

MEDIACO HOLDING INC., as the Borrower Representative and a Borrower

By:	/s/ Ann Beemish
Name: Ann Beemish
Title: Executive Vice President, Chief Financial Officer and Treasurer

MEDIACO WQHT LICENSE LLC., as a Borrower

By:	/s/ Ann Beemish
Name: Ann Beemish
Title: Executive Vice President, Chief Financial Officer and Treasurer

MEDIACO WBLS LICENSE LLC., as a Borrower

By:	/s/ Ann Beemish
Name: Ann Beemish
Title: Executive Vice President, Chief Financial Officer and Treasurer

MEDIACO OPERATIONS LLC., as Borrower

By:	/s/ Ann Beemish
Name: Ann Beemish
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Limited Consent to MediaCo Term Loan Agreement]

HPS INVESTMENT PARTNERS, LLC as Term Agent

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

[Signature Page to Limited Consent to MediaCo Term Loan Agreement]

SLF LBI AGGREGATOR, LLC, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

AIGULLES ROUGES SECTOR F INVESTMENT FUND, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

HOUSTON CASUALTY COMPANY, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

HPS FUND OFFSHORE SUBSIDIARY V, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

HPS OFFSHORE SUBSIDIARY VI, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

HPS FUND OFFSHORE SUBSIDIARY VII, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

MORENO STREET DIRECT LENDING FUND, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

[Signature Page to Limited Consent to MediaCo Term Loan Agreement]

SAFETY NATINAL CASUALTY CORPORATION, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

SLF 2016 INSTITUTIONAL TV SUBSIDIARY, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

SLF HCX AGGREGATOR, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

SLF LBI US HOLDINGS I, LLC, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

HPS LBI US HOLDINGS II, LLC, as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

SPECIALTY LOAN ONTARIO FUND 2016, L.P., as a Term Lender

By: HPS Investment Partners, LLC, its investment manager

By:	/s/ Colbert Cannon
Name: Colbert Cannon
Title: Managing Director

[Signature Page to Limited Consent to MediaCo Term Loan Agreement]